Exhibit 10.1

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1005 W. Indiantown Road Suite 202

Jupiter, FL. 33458

COMMON STOCK AND WARRANT SUBSCRIPTION AGREEMENT

THIS COMMON STOCK AND WARRANT SUBSCRIPTION AGREEMENT (this “Agreement”),

dated as of November 12, 2018 (the “Effective Date), is by and among CBD Brands, Inc., a Delaware corporation whose address is 1005 W. Indiantown Road, Suite 202. Jupiter, FL. 33458 (the “Company”), the undersigned investor (the “Investor”), and each other investor that becomes a party to this Agreement pursuant to Section 1(c) hereto (each a “Subsequent Investor” and together with the Investor, the “Investors”).

WHEREAS, the Investor desires to subscribe for and purchase, and the Company desires to sell and issue, (i) up to 2,000,000 shares of the Company’s common stock, $0.001 par value (the “Common Stock”) and (ii) certain warrants to purchase shares of the Company’s common stock, all as provided in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties hereto hereby agree as follows:

1

1.	Subscription for Common Stock and Warrants; Closings.

(a)                 Subject to the terms and conditions of this Agreement, each Investor hereby irrevocably subscribes for and agrees to purchase (1) that number of shares of Common Stock set forth next to such Investor’s name on Exhibit A attached hereto (as to each such Investor, the “Subscription Shares”), together with (2) a warrant to purchase a number of shares of Common Stock equal to the Subscription Shares (the “Warrant Stock”), at $0.50 per share, in the form attached hereto as Exhibit A (the “Warrant”, and together with the Subscription Shares, the “Units”), at a price per Unit of $0.25, for the aggregate subscription amount set forth next to such Investor’s name on the signature page hereto (as to each such Investor, the “Subscription Amount”).

(b)                 The purchase of Units by the Investor shall occur at a closing (the “Initial Closing”), on the Effective Date. At the Initial Closing (i) the Company shall issue and sell the respective Units to the Investors, (ii) the Investors shall pay his, her or its Subscription Amount by wire transfer of immediately available funds to the account set forth below:

Wire instructions;

CBD Brands, Inc.

_______

Routing number; ___________

Account number: ______________

(c)                 At any time, and from time to time, after the Initial Closing, the Company may sell and issue additional Units to Subsequent Investors on the terms and conditions set forth in this Agreement, provided that (i) the aggregate Subscription Amount of all Investors under this Agreement does not exceed $500,000, and (ii) each Subsequent Investor executes and delivers a counterpart to this Agreement. Each purchase of Subscription Shares by a Subsequent Closing Investor under this Section 1(c) shall be referred to herein as a “Subsequent Closing” (and each Subsequent Closing, together with the Initial Closing, shall be referred to herein as a “Closing”). At each Subsequent Closing, (i) the Company shall issue and sell the respective Units to the applicable Subsequent Investor, and (ii) the applicable Subsequent Investor shall pay his, her or its Subscription Amount by wire transfer of immediately available funds to the account designated by the Company.

2.                   Representations and Warranties of Investors. Each Investor, severally and not jointly, represents and warrants to the Company that each of the following statements is true and correct as of the date hereof and as of the applicable Closing:

Such Investor is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as amended by Section 413(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and agrees that such Investor not take any action that could have an adverse effect on the availability of the exemption from registration provided by Rule 501 promulgated under the Securities Act with respect to the offer and sale of the Subscription Shares. Without limiting the foregoing, such Investor acknowledges and agrees that Investor has delivered an Investor Questionnaire to the Company, in the form attached hereto as Exhibit B (the “Investor Questionnaire”), and that all statements in the Investor Questionnaire are true and correct;

(a)                 The Subscription Shares, Warrants and Warrant Shares (collectively, the “Securities”) are being acquired for such Investor’s own account solely for investment and not with a view to resale or distribution thereof;

(b)                 Such Investor has conducted Investor’s own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition and prospects of the Company, and Investor acknowledges that Investor has been provided adequate access to the personnel, properties, premises and records of the Company for such purpose;

(c)                 The determination of such Investor to acquire the Securities has been made by such Investor independent of any other stockholder of the Company and any agent, representative or employee of any other stockholder of the Company (i.e., such Investor is not relying on any other stockholder of the Company for investment advice) and independent of any statements or opinions as to the advisability of such purchase or as to the business, operations, assets, liabilities, results of operations, financial condition and prospects of the Company that may have been made or given by any other stockholder of the Company or by any agent, representative or employee of any other stockholder of the Company, other than the representations and warranties set forth in this Agreement;

(d)                 Such Investor has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and making an informed decision with respect thereto;

(e)                 Such Investor is able to bear the economic and financial risk of an investment in the Company for an indefinite period of time;

(f)                  The execution, delivery and performance of this Agreement have been duly authorized by such Investor and do not require such Investor to obtain any consent or approval that has not been obtained and do not contravene or result in a default in any material respect under any provision of any law or regulation applicable to Investor or other governing documents or any agreement or instrument to which such Investor is a party or by which such Investor or its assets is bound;

2

(g)                 Such Investor, if other than an individual person, is duly organized or formed, validly existing in good standing under the laws of the jurisdiction of its incorporation or formation and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(h)                 Such Investor, if not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities

(ii)   any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Subscription Shares. Such Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Investor’s jurisdiction;

(i)                  This Agreement has been duly executed and delivered by such Investor, and this Agreement constitutes legal, valid and binding obligations of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors’ rights, by general principles of equity and by limitations on the availability of equitable remedies;

(j)                  The execution and delivery by such Investor of this Agreement does not and the consummation by such Investor of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with or result in a breach or violation of, or a default under, (i) such Investor’s articles or certificate of incorporation or formation or by-laws (or similar constitutive documents), if such Investor is not an individual person, (ii) any judgment, order, decree, statute, rule, regulation or other law applicable to such Investor or (iii) any contract, agreement or instrument by which such Investor or such Investor’s assets are bound;

(k)                To such Investor’s knowledge, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to such Investor in connection with the execution and delivery by such Investor of this Agreement or the consummation by such Investor of the transactions contemplated hereby; and

(l)                  Neither the issuance of any Securities to such Investor nor any provision contained herein will entitle such Investor to remain in the employment of the Company or affect the right of the Company to terminate such Investor’s employment at any time for any reason, other than as otherwise provided in such Investor’s employment agreement or other similar agreement with the Company, if applicable.

3.                   Representations and Warranties of the Company. The Company represents and warrants to the Investors that each of the following statements is true and correct as of the date hereof and as of the date of the applicable Closing:

(a)                 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Company has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                 The execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate action on the part of the Company and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors’ rights, by general principles of equity and by limitations on the availability of equitable remedies;

(c)                 None of (i) the execution and delivery of this Agreement by the Company, (ii) compliance by the Company with the provisions hereof, or (iii) consummation by the Company of the transactions contemplated by this Agreement, violates any provision of the Company’s Articles of Incorporation, By-laws or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental authority or instrumentality, or conflicts with or will result in any breach of the terms of or constitute a default under or result in the termination of or the creation of any lien or encumbrance pursuant to the terms of any agreement or instrument to which the Company is a party or by which it or any of its assets is bound. No consent, approval, order, authorization, registration, declaration or filing with, any court, administrative agency, or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby;

(d)                 The issuance, sale and delivery of the Subscription Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company. Assuming (i) due authorization, execution and delivery to the Company of this Agreement by each Investor and (ii) the payment by each Investor to the Company, as the case may be, of the full Subscription Amount then due from such Investor in respect of the Subscription Shares subscribed to by him, her or it, the Subscription Shares to be acquired by such Investor pursuant to this Agreement will be duly and validly issued, fully paid, non-assessable, will not be subject to any Lien (as defined below), other than any Lien under securities laws and/or created by the holder of such Subscription Shares, and will not conflict with any provision of any agreement or instrument to which the Company is a party or by which it or its property is bound. For purposes hereof, “Lien” means, any mortgage, pledge, assessment, securities interest, encumbrance, lien, lease, levy, claim or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by statute or other law; and

3

(e)                 Immediately prior to the Initial Closing, the authorized capital of the Company will consist of: (i) 100,000,000 shares of common stock, $0.001 par value per share (the “Common Stock”), of which 5,000,000 shares shall be issued and outstanding; and (ii) 10,000 shares of preferred stock, $0.001 par value per share, none of which shall be issued and outstanding. Immediately prior to the Initial Closing, there will not be outstanding any options, warrants, subscriptions, rights (including conversion or preemptive rights or first refusal rights) or agreements for the purchase or acquisition from the Company, or to the Company’s knowledge, from any person and/or entity, of any shares of the Company’s capital stock or securities convertible into its capital stock other than subscriptions for Common Stock and Warrant pursuant to this Agreement. In addition, the Company anticipates that it will reserve up to 5,000,000 shares of Common Stock for the purpose of granting options pursuant to a stock option plan or other equity incentive plan. The Company is not a party or subject to any agreement or understanding, and, to the Company’s knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security of the Company.

4.                   Acknowledgements of Investor. Each Investor hereby acknowledges to the Company as follows as of each Closing:

(a)                 No market for the resale of any of the Securities currently exists, and no such market may ever exist; accordingly, such Investor must bear the economic and financial risk of an investment in the Securities for an indefinite period of time;

(b)                 The Securities have not been registered under the Securities Act or the securities laws of any other jurisdiction, and the offer and sale of the Securities are being made in reliance on one or more exemptions for private offerings under Section 4(a)(2) of the Securities Act and applicable securities laws; accordingly, no transfer, sale or other disposition (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) of any of the Securities is permitted unless such transfer, sale or other disposition is registered under the Securities Act and other applicable securities laws, or an exemption from such registration is available;

(c)                 The certificates evidencing the Subscription Shares and Warrant Shares to be purchased hereunder may bear substantially the following legends:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SHARES, (ii) THIS COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SHARES SATISFACTORY TO THIS COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THIS COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(d)                 The Securities are subject to restrictions on transfer as set forth in this Agreement; accordingly, no transfer, sale, or other disposition of any of the Securities is permitted unless such transfer, sale, or other disposition complies with the applicable provisions hereof;

(e)                 Other than the representations and warranties of the Company set forth in Section 3 of this Agreement, neither the Company nor any other Person makes any representation or warranty, expressed or implied, as to the accuracy or completeness of the information provided or to be provided to such Investor by or on behalf of the Company or related to the transactions contemplated hereby, and nothing contained in any other documents provided or other statements made by or on behalf of the Company to such Investor is, or shall be relied upon as, a promise or representation by the Company or any other Person that any such information is accurate or complete; and

(f)                  Such Investor acknowledges that such Investor’s representations, warranties, acknowledgments and agreements in this Agreement will be relied upon by the Company in entering into this Agreement and issuing the Subscription Shares to such Investor at the applicable Closing.

(g)                 Resale Restrictions. Investor hereby agrees that for the period beginning on the date hereof and ending twelve (12) months after the consummation of the Business Combination (the “Restricted Period”), Investor will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, transfer or otherwise dispose of any shares or any options, warrants or other rights to purchase shares or any other security of the Company which Investor owns or has a right to acquire as of the date hereof (collectively, the “Lockup Shares”). Any subsequent issuance to and/or acquisition by Investor of shares or options or instruments convertible into shares will be subject to the provisions of this Agreement. Notwithstanding the foregoing restrictions on transfer, the Investor may, at any time and from time to time during the Restricted Period, transfer the shares (i) as bona fide gifts or transfers by will or intestacy,

(ii)    to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Investor, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Investor is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin. During the Restricted Period, the Investor shall retain all rights of ownership in the Lockup Shares, including, without limitation, voting rights and the right to receive any dividends that may be declared in respect thereof. The Company is hereby authorized and required to disclose the existence of this Agreement to its transfer agent. The Company and its transfer agent are hereby authorized and required to decline to make any transfer of the common stock if such transfer would constitute a violation or breach of this Agreement and/or the Purchase Agreement.

4

5.	Miscellaneous.

(a)                 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

(b)                 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to principles of conflict of laws (except insofar as affected by the securities or “blue sky” laws of the state or similar jurisdiction in which the offering described herein has been made to Investor). Any claim, action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be heard and determined in any state or federal court sitting in Palm Beach County, Florida and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom in any such claim, action, suit or proceeding) and irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such claim, action, suit or proceeding in any such court or that any such claim, action, suit or proceeding that is brought in any such court has been brought in an inconvenient forum.

(c)                 Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. However, neither this Agreement nor any of the rights of the parties hereunder may otherwise be transferred or assigned by any party hereto without the prior written consent of the other party; provided, however, that the Company may assign this Agreement to any Affiliate, to its financing sources as collateral security, or to any purchaser of the Company (whether pursuant to a stock sale, a sale of all or substantially all of the Company’s assets, by operation of law, or otherwise). Any attempted transfer or assignment in violation of this Section 5(c) shall be void.

(d)                 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

(e)                 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(f)                  Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

(g)                 Waiver of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h)                 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(i)                  No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[Signature Page Follows]

5

IN WITNESS WHEREOF, the parties have executed this Common Stock and Warrant Subscription Agreement as of the date first written above.

COMPANY:

CBD BRANDS, INC.

By:
Name: Brian John
Title: President

[Signature Page to Common Stock and Warrant Subscription Agreement]

6

SUBSCRIBER:

Name of Subscriber:

Address:

Fax No: ______________________________________________________________

Taxpayer ID# (if applicable): ______________________________________________

(Signature)

By: _________________________________________________________________

Dated: ______________, 2019

Purchase Price:

_____________ US Dollars

Number of Subscription Shares: ________________________

Number of Warrant Shares: ___________________________
[EQUAL TO SUBSCRIPTION SHARES]

Aggregate Purchase Price:

_____________ US Dollars
[EQUAL TO $0.25 TIMES NUMBER OF SUBSCRIPTION SHARES]

7

EXHIBIT A

FORM OF WARRANT

8